UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2006
SKYLINE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road Elkhart, IN 46515

(Address of principal executive offices) (Zip Code)

(574) 294-6521

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Amended By-Laws

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2006 the Board of Directors appointed Bruce G. Page, age 57, as an additional Vice President-Operations. Since 2005 Mr. Page had served as the Corporation’s Director of Operations. Prior to 2005 he was a Division Manager at one of the Corporation’s manufactured housing facilities.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 15, 2006 the Board of Directors amended Article 5 of the By-Laws effective immediately to revise officer designations. A copy of Article 5 of the By-Laws, as amended, is attached as Exhibit 3 (ii) to this Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
      (d)    Exhibits:
      3 (ii) Amended By-Laws of Skyline Corporation dated December 15, 2006
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: December 18, 2006	By:	/s/ James R. Weigand
James R. Weigand
Chief Financial Officer and Secretary